UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2013

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 400
San Jose, CA 95110
(408) 200-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
On November 18, 2013, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Pixelworks, Inc. (the “Company”) approved the following annual base salaries for the Company’s Named Executive Officers as set forth in the Company’s proxy statement dated April 10, 2013 (the “NEOs”). The base salary increases are effective as of November 1, 2013.

Name	Current Position	Base Salary
Bruce A. Walicek	President and Chief Executive Officer	$375,000
Steven L. Moore	Vice President, Chief Financial Officer, Secretary and Treasurer	$275,000
Tzoyao (T) Chan	Executive Vice President, Engineering	$265,000
Richard G. Miller	Senior Vice President, Technology	$250,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	November 22, 2013	/s/ Steven L. Moore
Steven L. Moore Vice President, Chief Financial Officer, Secretary and Treasurer